UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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   Full Circle Capital Corporation

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FULL CIRCLE CAPITAL CORPORATION

102 Greenwich Avenue, 2nd Floor

Greenwich, Connecticut 06830

November 11, 2014

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Full Circle Capital Corporation (the “Company”) to be held on January 16, 2015 at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

The notice of annual meeting and related proxy statement provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) re-elect Edward H. Cohen and Terence B. Flynn as directors of the Company and (ii) ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the proxy statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Your vote is important.

Sincerely yours,
/s/ John E. Stuart
John E. Stuart
Co- Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 16, 2015.

Our proxy statement and annual report on Form 10-K for the year ended June 30, 2014 are available on the Internet at www.proxyvote.com.

FULL CIRCLE CAPITAL CORPORATION

102 Greenwich Avenue, 2nd Floor

Greenwich, Connecticut 06830

(203) 900-2100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 16, 2015

To the Stockholders of Full Circle Capital Corporation:

The 2015 Annual Meeting of Stockholders of Full Circle Capital Corporation (the “Company”) will be held at the Company’s corporate headquarters located at 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830 on January 16, 2015, at 10:00 a.m., Eastern Time, for the following purposes:

1. To re-elect Edward H. Cohen and Terence B. Flynn as directors of the Company, who each will serve for terms of three years or until their successors are duly elected and qualified;

2. To ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on October 24, 2014. Whether or not you expect to be present in person at the meeting, please vote as promptly as possible. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Michael J. Sell

Michael J. Sell

Secretary

Greenwich, Connecticut

November 11, 2014

This is an important meeting. To ensure proper representation at the meeting, please vote as promptly as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the proxy statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

FULL CIRCLE CAPITAL CORPORATION

102 Greenwich Avenue, 2nd Floor

Greenwich, Connecticut 06830

(203) 900-2100

PROXY STATEMENT

2015 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Full Circle Capital Corporation (the “Company,” “Full Circle,” “we,” “us” or “our”) for use at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 16, 2015, at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 are first being posted on the internet on or about November 11, 2014.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees for director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to Full Circle Capital Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

Stockholders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To re-elect Edward H. Cohen and Terence B. Flynn as directors of the Company, who each will serve for terms of three years or until their successors are duly elected and qualified;

2. To ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending June 30, 2015; and

3. To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on October 24, 2014 (the “Record Date”). On the Record Date, there were 11,949,034 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

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 Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of Edward H. Cohen and Terence B. Flynn as directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to such person. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation.  If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by written notice to the Company’s proxy tabulator from the person giving the proxy, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting.

The principal business address of both our investment adviser, Full Circle Advisors, LLC (“Full Circle Advisors”), and our administrator, Full Circle Service Company, LLC (“Full Circle Service Company”), is 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

 Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

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Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially (1)	Percentage of Class (2)
Interested Directors
John E. Stuart (3)	52,496	*
Gregg J. Felton (4)	152,784	1.28%

Independent Directors
Mark C. Biderman	11,350	*
Edward H. Cohen	12,000	*
Terence B. Flynn(5)	5,500	*
Thomas A. Ortwein, Jr. (6)	197,525	1.65%

Executive Officers
Michael J. Sell (7)	300	*
William E. Vastardis (8)	–	–
Salvatore Faia	–	–

Executive officers and directors as a group	431,955	3.61%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 11,949,034 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	Includes 237 shares held by Full Circle Investments, LLC and 120 shares held by Full Circle Advisors, which may be deemed to be beneficially owned by Mr. Stuart by virtue of his ownership interests therein, as well as 1,000 shares held by immediate family members and 22,709 shares held by family trusts.
(4)	Mr. Felton was appointed as a director of the Company, and as Co-Chief Executive Officer and President, effective as of November 8, 2013. As of such date, Mr. Felton was a beneficial owner of the 120 shares of the Company held by Full Circle Advisors, by virtue of his position as a Managing Member thereof.
(5)	Mr. Flynn was appointed as an independent director effective as of July 25, 2014.
(6)	Includes 197,525 shares held by Highbrace Partners, LP, which may be deemed to be beneficially owned by Mr. Ortwein by virtue of his position as the managing member of its general partner.
(7)	Mr. Sell was appointed as the Company’s Chief Financial Officer, Secretary & Treasurer, effective as of September 30, 2013.
(8)	Mr. Vastardis resigned as the Company’s Chief Financial Officer, Secretary & Treasurer, effective as of September 30, 2013.

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Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
John E. Stuart	Over $100,000
Gregg J. Felton (3)	Over $100,000

Independent Directors
Mark C. Biderman	$50,001-$100,000
Edward H. Cohen	$50,001-$100,000
Terence B. Flynn(4)	$10,001-$50,000
Thomas A. Ortwein, Jr.	Over $100,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.02 on the Record Date on the NASDAQ Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(3)	Mr. Felton was appointed as a director, effective as of November 8, 2013. See footnote 4 to the table above.
(4)	Mr. Flynn was appointed as an independent director, effective as of July 25, 2014. See footnote 5 to the table above.

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PROPOSAL I: ELECTION OF DIRECTORS

The Company’s Board of Directors has determined, pursuant to the bylaws, that the number of directors shall be six. Directors are generally elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Messrs. Cohen and Flynn have been nominated for election for a three-year term, and are not being proposed for election pursuant to any agreement or understanding between either individual and the Company.

A stockholder can vote for or withhold his or her votes from each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each nominee. If either of Messrs. Cohen or Flynn should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that either of Messrs. Cohen or Flynn will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity; accomplishment in their respective fields, with superior credentials and recognition; and relevant expertise and experience upon which to offer advice and guidance to management. Each of our directors and director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

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Nominees for Director

Nominees

The following director nominees are not “interested persons” as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Edward H. Cohen (2010)	76

Mr. Cohen is the chairman of Full Circle’s nominating and corporate governance committee. He has been Counsel to the international law firm of Katten Muchin Rosenman LLP since February 2002, and before that was a partner in the firm (with which he has been affiliated since 1963). Mr. Cohen retired as a director of PVH Corp. (formerly Phillips-Van Heusen Corporation), a manufacturer and marketer of apparel and footwear, in July 2011. In the past five years, he has also served as director for Gilman Ciocia, Inc., a tax and financial planning firm, Franklin Electronic Publishers, Inc., an electronic publishing company, Merrimac Industries, Inc., a manufacturer of passive RF and microwave components for industry, government and science, and Levcor International, Inc., a manufacturer of buttons and other accoutrements. Mr. Cohen provides the Board with essential legal experience and judgment, which were developed during his over 40 years of practice. Education — B.A. University of Michigan, 1960; J.D. Harvard Law School, 1963.

Terence B. Flynn (2014)	53

Mr. Flynn is a Managing Director at Houlihan Lokey, where he currently serves as Head of Asset Management Services. Previously, he co-founded the firm’s Capital Markets practice. Mr. Flynn is based in Houlihan Lokey’s New York office. Before joining Houlihan Lokey in 2009, Mr. Flynn was the head of the Alternative Capital Markets Group at UBS, where he headed the firm’s efforts in raising private alternative capital for public and private clients. Prior to taking on this mandate, he was a Managing Director in the Equity Capital Markets Group, having joined UBS in 2001. From 1998 to 2001, Mr. Flynn founded and ran Phoenix Media Group, a hybrid old-new media music firm focused on the aggregation of copyrighted material. From 1993 to 1998, Mr. Flynn served in various roles at Salomon Brothers, where he established the corporate equity derivative group and managed the combined convertible capital markets and corporate equity derivative group. In 1995, he was named the deputy head of Salomon’s Global Equity Derivatives. Mr. Flynn began his career at Bankers Trust in 1983 in the corporate finance department and subsequently became a member of its derivatives group and founded the municipal derivative effort. While at Bankers Trust, in 1986, he joined the emerging markets group, and from 1987 through 1989, he ran the corporate finance arm of emerging markets. In 1990, he rejoined Bankers Trust’s derivatives group focusing on equity derivatives. Mr. Flynn also currently serves on the board of directors of Lone Pine Resources, Inc., a Calgary-based energy firm. Mr. Flynn received a B.A. with honors in Economics from Harvard College in 1983.

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 Current Directors

Interested Directors

Mr. Stuart is an “interested person” of Full Circle as defined in the 1940 Act due to his position as Co-Chief Executive Officer of the Company, a Managing Member of Full Circle Advisors, the Company’s investment adviser, and a Managing Member of Full Circle Service Company, the Company’s administrator.

Name and Year First Elected Director	Term Expires	Age	Background Information
John E. Stuart (2010)	Fiscal Year 2016	48	Mr. Stuart is our Co-Chief Executive Officer and is primarily responsible for overall investment strategies, portfolio management, growth and capital market initiatives. In addition, Mr. Stuart is a Managing Member of Full Circle Advisors and a Managing Member of Full Circle Service Company. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a Managing Partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was Managing Member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was Co-Founder and President of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a Director until its sale in 2005. Prior thereto, Mr. Stuart was a Managing Director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co., Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Full Circle Capital’s business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Education — A.B. Brown University, 1988.

Mr. Felton is an “interested person” of Full Circle as defined in the 1940 Act due to his position as Co-Chief Executive Officer and President of the Company, a Managing Member of Full Circle Advisors, the Company’s investment adviser, and a Managing Member of Full Circle Service Company, the Company’s administrator.

Name and Year First Elected Director	Term Expires	Age	Background Information
Gregg J. Felton (2013)	Fiscal Year 2016	43	Mr. Felton is our co-Chief Executive Officer and President and is primarily responsible for overall investment strategies and portfolio management, growth and capital market initiatives. Mr. Felton is also a Managing Member and Chief Investment Officer of Full Circle Advisors and a Managing Member of Full Circle Service Company. Mr. Felton joined Full Circle Capital in November, 2013. Prior to joining Full Circle Capital, from 2006 to 2013, Mr. Felton was a Partner and Managing Director of Goldman Sachs and the Founder and Chief Investment Officer of Liberty Harbor, Goldman Sachs Asset Management’s credit alternatives platform managing approximately $6 billion in assets. He oversaw various investment vehicles, including hedge funds, mutual funds and institutional managed accounts and facilitated the launch of Goldman Sachs’ business development company, Goldman Sachs BDC. From 2009 to 2010, Mr. Felton was Head of Credit for Goldman Sachs Asset Management, overseeing approximately $60 billion in assets. Prior to joining Goldman Sachs, Mr. Felton was a senior portfolio manager at Amaranth Advisors, a multi-strategy hedge fund located in Greenwich, Connecticut. He led Amaranth’s global corporate credit investment team from 2000 to 2006. Prior thereto, Mr. Felton was a Vice President at Chase Manhattan Bank, where he served as a portfolio manager and senior analyst for Chase’s Special Situations Fund. Mr. Felton began his career in the High Yield Finance Department of Chase’s Global Investment Bank. Most recently in 2013, Mr. Felton partnered with an investment management firm to form Altus Power America, an investment vehicle that focuses on solar power generation assets. In addition, Mr. Felton serves as a Director of Rye Country Day School. Mr. Felton’s broad experience managing investment vehicles and funds provides the Board of Directors with industry expertise and a valuable perspective on a variety of credit transactions. Education—B.A. Tufts University, 1992; J.D. Georgetown University Law Center, 1996; M.B.A. Georgetown University School of Business, 1996.

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Independent Directors

In addition to Mr. Flynn and Mr. Cohen, the following directors are not “interested persons” as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Mark C. Biderman (2010)	Fiscal Year 2017	68

Mr. Biderman serves as chairman of Full Circle Capital’s audit committee. Mr. Biderman currently serves as a member of the board of directors and audit committees of Apollo Commercial Real Estate Finance, Inc., a real estate investment trust, Apollo Residential Mortgage, Inc., a real estate finance company, and Atlas Energy GP, LLC, the General Partner of Atlas Energy, L.P., a midstream energy service provider. Mr. Biderman served as a member of the board of directors of Atlas Energy, Inc., an independent natural gas producer, from July 2009 through February 2011. Mr. Biderman served as Vice Chairman of National Financial Partners, Corp. (“NFP”), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP’s Executive Vice President and Chief Financial Officer. From May 1987 to October 1999, Mr. Biderman served as Managing Director and Head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer & Co., Inc. Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the “Institutional Investor” All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as Treasurer of Hebrew Union College-Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst and brings extensive financial expertise to the Board of Directors as well as to the audit committee. Education — B.S.E. Princeton University, 1967; M.B.A. Harvard Graduate School of Business Administration, 1969.

Thomas A. Ortwein, Jr. (2010)	2017	58

Mr. Ortwein serves as chairman of Full Circle’s Compensation Committee. He founded Highbrace Capital in 2003 to act as the general partner in a diversified fund-of-funds From 1997 to 2003 he was Managing Director and Head of Capital Markets for CIBC World Markets, where he was active in firm governance, and served on numerous boards and committees including the Management Committee, Corporate and Leveraged Finance Executive Board, The World Markets Executive Board, and the Children's Miracle Day Committee; he also was Chairman of the Commitment and Due Diligence committees.  Mr. Ortwein started the Capital Markets Group at Oppenheimer in 1991 to build the firm’s equity financing business which he managed until the Firm was acquired by CIBC in 1997. From 1984 to 1991 he managed various business units at Oppenheimer & Co. Prior to that he held various positions at Lehman Brothers and Merrill Lynch. He received a B.A. in Economics from Moravian College in 1977.  Mr. Ortwein, is a member of the Alliance of Alternative Asset Professionals, a former member of the Greenwich Roundtable, a not-for-profit research and educational organization for alternative investing and best practices in the Hedge Fund Industry, and serves on the Advisory Board of the Greenwich Boys and Girls Club.  Mr. Ortwein’s extensive familiarity with the financial services industry and the investment management process in particular, provide the Board of Directors with valuable insight. Education — B.A., Economics, Moravian College, 1977.

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Information about Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of the Company.

Name	Age	Background Information
Michael J. Sell	36

Michael J. Sell has been our Chief Financial Officer, Treasurer and Secretary since September 2013. Mr. Sell initially joined Full Circle Funding, LP, an affiliate of Full Circle Advisers, as a Vice President in June 2008. From August 2010 through September 2012, Mr. Sell was employed by our sub-administrator, Conifer Financial Services, LLC (“Conifer”), formerly known as Vastardis Fund Services, LLC, where he focused on business development company accounting and financial reporting. In September 2012, Mr. Sell rejoined Full Circle Service Company and was appointed as our Assistant Secretary in December 2012. Prior to joining Full Circle Funding, LP, from January 2007 to May 2008, Mr. Sell was employed by Sky Bell Asset Management, LLC (“Sky Bell”) as its Chief Investment Officer. From April 2006 through December 2006, Mr. Sell was an independent consultant, providing services to Full Circle Funding, LP as well as to other clients, including Agile Group, LLC (“Agile”) and Sky Bell. From May 2004 through April 2006, Mr. Sell was employed by Agile in various roles, where he was actively involved in operational and portfolio analysis for its hedge fund of funds. Mr. Sell began his career in September 2001 at PricewaterhouseCoopers, LLP as a senior assurance associate focused on the financial services industry, until departing in April 2004. Education — B.S., Accountancy and Finance, Miami University, 2000; Master of Accountancy, Miami University, 2001.

Salvatore Faia	51	Mr. Faia has served as our Chief Compliance Officer since we began operations in 2010. Since 2004, Mr. Faia has served as the President of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as President of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of closed-end funds, mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers’ Act attorney, he is a Certified Public Accountant, and holds various FINRA Securities Licenses. Mr. Faia is a member of the Investment Company Institute’s Chief Compliance Officer Committee. Education — B.S., Accounting and Finance, La Salle University, 1984; J.D. University of Pennsylvania, 1988.
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Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of Full Circle, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors and nominees is independent and has no relationship with us, except as a director and stockholder, with the exception of John E. Stuart and Gregg J. Felton, as a result of their positions as executive officers of the Company, Managing Members of Full Circle Advisors, our investment adviser, and Managing Members of Full Circle Service Company, our administrator.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Full Circle, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Full Circle. Among other things, our Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Full Circle’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Full Circle Capital and its stockholders at such times.

Presently, Mr. Stuart serves as the chairman of our Board of Directors. Mr. Stuart is an “interested person” of Full Circle as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a Managing Member of our investment adviser and a Managing Member of our administrator. We believe that Mr. Stuart’s history with Full Circle’s predecessor funds, familiarity with Full Circle’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Full Circle is best served through this existing leadership structure, as Mr. Stuart’s relationship with Full Circle’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Full Circle’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

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As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Full Circle’s accounting and financial reporting processes, Full Circle’s systems of internal controls regarding finance and accounting, Full Circle’s valuation process, and audits of Full Circle’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Compensation Committee’s risk oversight responsibilities include reviewing, and recommending to our Board of Directors for approval, the Investment Advisory Agreement between the Company and Full Circle Advisors and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Full Circle and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Full Circle and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the board administers its oversight function on an ongoing basis to ensure that it continues to meet Full Circle’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended June 30, 2014, our Board of Directors held eight Board meetings, eight Audit Committee meetings, one Compensation Committee meeting and two Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings and we invite our directors to attend annual meetings of stockholders.

Audit Committee

The audit committee operates pursuant to a charter, available on our website at http://www.fccapital.com, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Full Circle, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Full Circle’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Full Circle’s annual financial statements and periodic filings and receiving Full Circle’s audit reports and financial statements. The audit committee is currently composed of Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Biderman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Biderman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Biderman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board of Directors has determined that Mr. Biderman’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve as the chairman of Full Circle’s Audit Committee.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter, available on our website at http://www.fccapital.com. The members of the nominating and corporate governance committee are Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Cohen serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Full Circle and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Full Circle;

•	are able to work with the other members of the Board of Directors and contribute to the success of Full Circle;

•	can represent the long-term interests of Full Circle’s stockholders as a whole; and

•	are selected such that the Board of Directors represents a range of backgrounds and experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the members of the nominating and corporate governance committee may also consider such other factors as they may deem are in the best interests of Full Circle and its stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the nominating and corporate governance committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the nominating and corporate governance committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Full Circle Capital and the interests of its shareholders.

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 Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.fcccapital.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Mr. Biderman, Cohen, Flynn and Ortwein. all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Full Circle Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ortwein serves as Chairman of the Compensation Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Full Circle Capital Corporation, John E. Stuart, Co-Chief Executive Officer, 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Co-Chief Executive Officers and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://www.fccapital.com. The Company intends to disclose any amendments to or waivers of required provisions of the code on the Company's website.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended June 30, 2014.

Name	Fees Earned or Paid in Cash (1)	All Other Compensation (2)	Total

Interested Directors
John E. Stuart	—	—	—
Gregg J. Felton (3)	—	—	—
Independent Directors
Mark C. Biderman	$48,500	—	$48,500
Edward H. Cohen	$40,000	—	$40,000
Terence B. Flynn(4)	$—	—	$—
Thomas A. Ortwein, Jr.	$39,125	—	$39,125

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Felton was appointed as a director effective as of November 8, 2013.
(4)	Mr. Flynn was appointed as a director effective as of July 25, 2014.

Our independent directors receive an annual fee of $20,000. They also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $1,000 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation was paid to directors who are interested persons of Full Circle as defined in the 1940 Act.

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Compensation of Executive Officers

None of our officers receives direct compensation from Full Circle. However, Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, will be entitled to a portion of any investment advisory fees paid by Full Circle to Full Circle Advisors under the Investment Advisory Agreement. Mr. Sell, our Chief Financial Officer, Treasurer and Secretary, and Mr. Faia, our Chief Compliance Officer, through Vigilant Compliance Services, are paid by Full Circle Service Company, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Full Circle under the Administration Agreement. To the extent that Full Circle Service Company outsources any of its functions we will reimburse Full Circle Service Company for the fees associated with such functions without profit or benefit to Full Circle Service Company.

Certain Relationships and Transactions

We have entered into the Investment Advisory Agreement with Full Circle Advisors. Mr. Stuart, our Co-Chief Executive Officer and Chairman, and Mr. Felton, our Co-Chief Executive Officer and President, are the Managing Members of, and have financial and controlling interests in, Full Circle Advisors.

Certain members of Full Circle Advisors’ investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making investments in new opportunities, any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. Full Circle Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors’ allocation procedures.

We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.”

We have entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Stuart, our Co-Chief Executive Officer and Chairman, and Mr. Felton, our Co-Chief Executive Officer and President, are the Managing Members of, and have financial and controlling interests in, Full Circle Service Company. Our Chief Financial Officer, Michael J. Sell, is the Vice President of Full Circle Service Company.

Our former Chief Financial Officer, William E. Vastardis, is the Chairman of Conifer, f/k/a Vastardis Fund Services, LLC. Full Circle Service Company has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, Full Circle Service Company pays Conifer an asset-based fee with a $200,000 annual minimum. This asset-based fee varies depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Additionally, prior to September 30, 2013, we reimbursed Full Circle Service Company for the fees charged by Conifer, f/k/a Vastardis Fund Services, LLC for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of up to $250,000. Vastardis Fund Services agreed to cap its first year fees at $200,000 for administrative services to us, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. These fee caps expired on August 31, 2011. As of September 30, 2013, Michael J. Sell became our Chief Financial Officer, Treasurer and Secretary and Mr. Vastardis no longer receives fees for such services.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the

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proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

 We and our investment adviser have also adopted Codes of Ethics which apply to, among others, our senior officers, including our Co-Chief Executive Officers and Chief Financial Officer, as well as every officer, director and employee of us and our investment adviser. These Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Full Circle Capital. Pursuant to the Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under the Codes of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during the year ended June 30, 2014.

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PROPOSAL II: RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected McGladrey LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2015. This selection is subject to ratification or rejection by the stockholders of the Company.

On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for the Company. As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company approved the engagement of KPMG as the new independent registered public accounting firm for the Company through the completion of their audit work for the Company’s fiscal year ended June 30, 2014.

The audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended June 30, 2013 and June 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended June 30, 2013 and June 30, 2012, and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended June 30, 2013 and June 30, 2012, and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. During the Company’s two most recent fiscal years ended June 30, 2013 and June 30, 2012, and through the subsequent interim period preceding KPMG’s engagement, the Company did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advise to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested Rothstein Kass to provide it with a letter addressed to the SEC stating whether or not Rothstein Kass agrees with the above disclosures and Rothstein Kass provided this letter.

On September 29, 2014, the Company delivered a letter to KPMG informing KPMG that the Company had elected to not renew its engagement of KPMG as the Company’s independent registered public accounting firm. The decision to dismiss KPMG was approved by the Audit Committee of the Company’s Board of Directors on September 29, 2014.

KPMG’s report on the Company’s financial statements for the fiscal year ended June 30, 2014 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from the date of the engagement of KPMG for the fiscal year ended June 30, 2014 through the date of KPMG’s dismissal, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements for such year or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company requested KPMG to provide it with a letter addressed to the SEC stating whether or not KPMG agrees with the above disclosures and KPMG provided this letter.

Subsequent to the completion of the Company’s most recent fiscal year on June 30, 2014, the Audit Committee of the Board conducted a review of the selection of the Company’s independent registered public accounting firm. As part of this process, the Company contacted other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that the Company requires. Specifically, the Company sought detailed information about their experience auditing other business development companies, such as the Company, that have elected to be taxed as regulated investment companies under the Internal Revenue Code of 1980, as amended. The Company contacted these other independent registered public accounting firms with respect to the audit of its annual financial statements for the fiscal year ending June 30, 2015.

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On September 29, 2014, upon the approval of the Audit Committee of the Board of Directors, the Company appointed McGladrey LLP (“McGladrey”) to serve as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2015, subject to ratification by our stockholders.

During the years ended June 30, 2014 and 2013 and through September 29, 2014, the Company did not consult with McGladrey with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

McGladrey LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of McGladrey LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table presents fees for professional services rendered by Rothstein Kass for fiscal years ended June 30, 2014 and June 30, 2013.

	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013
Audit Fees	$120,000	$180,000
Audit-Related Fees	11,000	0
Tax Fees	0	10,000
All Other Fees	0	0
Total Fees:	$131,000	$190,000

The following table presents fees for professional services rendered by KPMG for fiscal year ended June 30, 2014.

Fiscal Year Ended June 30, 2014
Audit Fees	$50,000
Audit-Related Fees	0
Tax Fees	10,000
All Other Fees	0
Total Fees:	$60,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of our financial statements and services that are normally provided by Rothstein Kass and KPMG in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of Full Circle Capital Corporation operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Biderman, Cohen, Flynn and Ortwein.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. During the year ended June 30, 2014, the Audit Committee met eight times.

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Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with the independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During the fiscal year ending June 30, 2014, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In September 2014, the Audit Committee received a report from management regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Selection of Auditors

  Subsequent to the completion of the Company’s most recent fiscal year on June 30, 2014, the Audit Committee conducted a review of the selection of the Company’s independent registered public accounting firm. As part of this process, the Company contacted other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that the Company requires. Specifically, the Company sought detailed information about their experience auditing other business development companies, such as the Company, that have elected to be taxed as regulated investment companies under the Internal Revenue Code of 1980, as amended. The Company contacted these other independent registered public accounting firms with respect to the audit of its annual financial statements for the fiscal year ending June 30, 2015.

On September 29, 2014, upon the approval of the Audit Committee, the Company appointed McGladrey LLP (“McGladrey”) to serve as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2015, subject to ratification by our stockholders.

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Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014 for filing with the SEC. The Audit Committee also recommended the selection of McGladrey LLP to serve as the independent registered public accounting firm for the year ending June 30, 2015.

Respectfully Submitted,
The Audit Committee
Mark C. Biderman
Edward H. Cohen
Terence B. Flynn
Thomas A. Ortwein, Jr.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of McGladrey LLP as the independent registered public accounting firm of the Company for the year ending June 30, 2015.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MCGLADREY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING JUNE 30, 2015.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2016 Annual Meeting of Stockholders will be held in January 2016, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, and the Company must receive the proposal no later than July 14, 2015, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on September 27, 2015 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on September 27, 2015.

Notices of intention to present proposals at the 2016 Annual Meeting of Stockholders should be addressed to Michael J. Sell, Corporate Secretary, Full Circle Capital Corporation, 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors
/s/ Michael J. Sell
Michael J. Sell
Corporate Secretary

Greenwich, Connecticut

November 11, 2014

19

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Full Circle Capital Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from Full Circle Capital Corporation, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, Full Circle Advisors, LLC, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FULL CIRCLE CAPITAL CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

JANUARY 16, 2015

The undersigned stockholder of Full Circle Capital Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints John E. Stuart and Michael J. Sell, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830 on January 16, 2015 at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

FULL CIRCLE CAPITAL CORPORATION

JANUARY 16, 2015

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Full Circle Capital Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Full Circle Capital Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. The election of the following persons (except as marked to the contrary) as directors of Full Circle Capital Corporation, who will each serve for the term indicated, or until their successors are duly elected and qualified.	FOR	WITHHOLD AUTHORITY		Nominee:
	X	X		Edward H. Cohen (three-year term)
	X	X		Terence B. Flynn (three-year term)

2. The ratification of the selection of McGladrey LLP as the independent registered public accounting firm for Full Circle Capital Corporation for the fiscal year ending June 30, 2015.	FOR	AGAINST	ABSTAIN
	X	X	X

3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE (IF HELD JOINTLY)	DATE